UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 21, 2014

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Jefferson Terrace, New Iberia, Louisiana	70560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

TECHE HOLDING COMPANY

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

On January 21, 2014, the Company held its annual meeting of shareholders at which the following items were voted on.

(1)           Election of Directors
Nominee	For	Withheld	Broker Non-Vote

William A. Anderson, III	827,090	24,902	905,806
Mary Coon Biggs	794,678	57,315	905,806
J. L. Chauvin	794,678	57,315	905,806
Thomas F. Kramer	805,590	46,402	905,806

There were no abstentions in the election of directors.

(2)           Ratification of appointment of Dixon Hughes Goodman LLP as independent auditors for the fiscal year ending September 30, 2014.

For	Against	Abstain
1,724,207	6,276	27,315

There were no broker non-votes on the ratification of auditors.

For further information, reference is made to the Registrant’s press release dated January 22, 2014, which is filed herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:

99.1           Press Release, dated January 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHE HOLDING COMPANY
Date: January 22, 2014	By:	/s/ J. L. Chauvin
J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer (Duly Authorized Representative)